UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2011

Exact Name of Registrant as Specified in its Charter,
Commission	State of Incorporation, Address of Principal	I.R.S. Employer
File Number	Executive Offices and Telephone Number	Identification No.
1-11607	DTE Energy Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-3217752

1-2198	The Detroit Edison Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-0478650
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On October 21, 2011, The Detroit Edison Company (“Detroit Edison”) entered into an amended and restated five-year unsecured revolving credit agreement by and among Detroit Edison, the lenders party thereto, Barclays Capital (“Barclays”), as Administrative Agent, and Citibank, N.A., JPMorgan Chase Bank, N.A. (“JPMorgan”), and The Royal Bank of Scotland plc (“Royal Bank of Scotland”), as Co-Syndication Agents. Detroit Edison’s aggregate availability under the five-year facility is $300,000,000. Borrowings under the five-year facility will be available at prevailing short-term interest rates. The five-year facility will also support Detroit Edison’s commercial paper borrowings. The five-year facility expires in October 2016 and requires the maintenance of a debt to capitalization ratio of no more than .65 to 1.
Item 1.02. Termination of a Material Definitive Agreement.
Effective October 21, 2011, Detroit Edison terminated the Three-Year Credit Agreement and the Amended and Restated Two-Year Credit Agreement dated as of August 20, 2010, by and among Detroit Edison, the lenders party thereto and Barclays, as Administrative Agent. Detroit Edison terminated these credit facilities because they have been replaced with the new Detroit Edison five-year credit facility, dated as of October 21, 2011, as discussed under Item 1.01 above.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
As discussed under Item 1.01 above, on October 21, 2011, Detroit Edison entered into an amended and restated five-year credit agreement for borrowings up to approximately $300,000,000. Detroit Edison does not have any borrowings under the facility at this time.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

10.1
Form of Amended and Restated Detroit Edison Five-Year Credit Agreement, dated as of August 20, 2010 and amended and restated as of October 21, 2011, by and among The Detroit Edison Company, the lenders party thereto, Barclays Bank PLC, as Administrative Agent, and Citibank, N.A., JPMorgan Chase Bank, N.A., and The Royal Bank of Scotland plc, as Co-Syndication Agents.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: October 26, 2011	DTE ENERGY COMPANY (Registrant)
/s/ David R. Murphy
David R. Murphy
Assistant Treasurer

THE DETROIT EDISON COMPANY (Registrant)
/s/ David R. Murphy
David R. Murphy
Assistant Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

10.1
Form of Amended and Restated Detroit Edison Five-Year Credit Agreement, dated as of August 20, 2010 and amended and restated as of October 21, 2011, by and among The Detroit Edison Company, the lenders party thereto, Barclays Bank PLC, as Administrative Agent, and Citibank, N.A., JPMorgan Chase Bank, N.A., and The Royal Bank of Scotland plc, as Co-Syndication Agents.